EXHIBIT 99.1

         The pool (the "Mortgage Pool") of Mortgage Loans transferred to the trust (the "Mortgage Loans") consists of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans. The Depositor purchased the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, to be dated as of January 1, 2004 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, to be dated as of January 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four-family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each adjustable-rate Mortgage Loan will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note and each fixed-rate Mortgage Loan will have a Mortgage Rate that is fixed for the life of such Mortgage (each such rate, a "Mortgage Rate").

         Approximately 93.21% of the Mortgage Loans included in the Mortgage Pool on the Closing Date, by aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date, were originated by the Seller's wholesale lending subsidiary, Argent Mortgage Company, LLC ("Argent"), and approximately 6.79% of the Mortgage Loans included in the Mortgage Pool on the Closing Date, by aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date, were originated by the Seller's subsidiary Town & Country Credit Corporation through its wholesale lending division, Olympus Mortgage Company ("Olympus" and together with Argent, the "Originators").

         Each adjustable-rate Mortgage Loan will accrue interest at a Mortgage Rate that is adjustable. The adjustable- rate Mortgage Loans will provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 74.14% of the adjustable-rate Group I Mortgage Loans included in the Mortgage Pool on the Closing Date and approximately 70.75% of the adjustable-rate Group
II Mortgage Loans included in the Mortgage Pool on the Closing Date will occur after an initial period of two years after origination and the first adjustment for approximately 25.86% of the adjustable- rate Group I Mortgage Loans included in the Mortgage Pool on the Closing Date and approximately 29.25% of the adjustable-rate Group II Mortgage Loans included in the Mortgage Pool on the Closing Date will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related

Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         None of the Mortgage Loans will be Buydown Mortgage Loans.

         For purposes of calculating interest and principal distributions on the Class A Certificates, the Mortgage Loans will be divided into two loan groups, designated as the "Group I Mortgage Loans" and the "Group II Mortgage Loans." The Group I Mortgage Loans will consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that conform to Freddie Mac and Fannie Mae loan limits and the Group II Mortgage Loans will consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits.

         Approximately 73.21% of the Group I Mortgage Loans included in the Mortgage Pool on the Closing Date and approximately 74.22% of the Group II Mortgage Loans included in the Mortgage Pool on the Closing Date, in each case by aggregate scheduled principal balances of the related Loan Group as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The Group I Mortgage Loans included in the Mortgage Pool on the Closing Date consist of approximately 3,407 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut- off Date of approximately $532,476,829, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Closing Date. None of the Group I Mortgage Loans had a first Due Date prior to August 2003 or after February 2004, or will have a remaining term to stated maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan included in the Mortgage Pool on the Closing Date is January 2034.

         The Group I Mortgage Loans included in the Mortgage Pool on the Closing Date are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                                     PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
         OF THE CUT-OFF DATE ($)             MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
         -----------------------             --------------      -------------------         ----------------
 50,000.01 -75,000.00.....................         336             $    22,775,272.40               4.28%
 75,000.01 -100,000.00....................         549                  47,933,791.18               9.00
100,000.01 -125,000.00....................         488                  54,979,907.23              10.33
125,000.01 -150,000.00....................         482                  66,624,038.54              12.51
150,000.01 -175,000.00....................         410                  66,556,870.92              12.50
175,000.01 -200,000.00....................         291                  54,374,983.10              10.21
200,000.01 -225,000.00....................         241                  51,289,059.46               9.63
225,000.01 -250,000.00....................         195                  46,514,056.83               8.74
250,000.01 -275,000.00....................         134                  35,135,155.17               6.60
275,000.01 -300,000.00....................         141                  40,614,676.05               7.63
300,000.01 -325,000.00....................         101                  31,413,066.27               5.90
325,000.01 -350,000.00....................          14                   4,722,342.92               0.89
350,000.01 -375,000.00....................          14                   5,087,750.49               0.96
375,000.01 -400,000.00....................           8                   3,150,150.44               0.59
400,000.01 -425,000.00....................           2                     817,306.76               0.15
475,000.01 -500,000.00....................           1                     488,401.55               0.09
                                                 -----             ------------------             ------
     Total................................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======

______________
(1) The average principal balance as of the Cut-off Date of the Group I Mortgage Loans described in this table will be approximately $156,289.



                                     MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
        -------------------------            --------------      -------------------         ----------------
  5.000 - 5.999...........................         182             $    37,827,411.52               7.10%
  6.000 - 6.999...........................         932                 166,350,796.42              31.24
  7.000 - 7.999...........................       1,210                 188,047,678.85              35.32
  8.000 - 8.999...........................         826                 110,652,363.52              20.78
  9.000 - 9.999...........................         204                  23,044,741.91               4.33
 10.000 -10.999...........................          38                   4,890,569.55               0.92
 11.000 -11.999...........................           8                     945,676.49               0.18
 12.000 -12.999...........................           6                     632,907.76               0.12
 13.000 -13.999...........................           1                      84,683.29               0.02
                                                 -----             ------------------             ------
  Total...................................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======

______________
(1) The weighted average current Mortgage Rate as of the Cut-off Date of the Group I Mortgage Loans described in this table will be approximately 7.385% per annum.



                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
        -------------------------            --------------      -------------------         ----------------
 11.001 -11.500...........................          29             $     6,037,501.45               1.51%
 11.501 -12.000...........................          98                  19,950,566.00               5.00
 12.001 -12.500...........................         225                  42,499,833.50              10.64
 12.501 -13.000...........................         391                  68,883,540.61              17.25
 13.001 -13.500...........................         449                  72,763,905.66              18.22
 13.501 -14.000...........................         509                  76,569,690.75              19.17
 14.001 -14.500...........................         410                  55,847,131.93              13.98
 14.501 -15.000...........................         255                  33,080,242.92               8.28
 15.001 -15.500...........................         116                  13,443,286.80               3.37
 15.501 -16.000...........................          44                   4,932,548.73               1.24
 16.001 -16.500...........................          18                   2,281,432.37               0.57
 16.501 -17.000...........................          12                   1,706,214.48               0.43
 17.001 -17.500...........................           4                     478,688.68               0.12
 17.501 -18.000...........................           2                     296,747.55               0.07
 18.001 -18.500...........................           4                     457,331.18               0.11
 18.501 -19.000...........................           1                      65,634.46               0.02
 19.501 -20.000...........................           1                      84,683.29               0.02
                                                 -----             ------------------             ------
  Total...................................       2,568             $   399,378,980.36             100.00%
                                                 =====             ==================             ======

______________
(1) The weighted average Maximum Mortgage Rate as of the Cut-off Date of the adjustable-rate Group I Mortgage Loans described in this table will be approximately 13.496% per annum.



                         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
        -------------------------            --------------      -------------------         ----------------
  5.001 - 5.500...........................           29             $     6,037,501.45               1.51%
  5.501 - 6.000...........................           98                  19,950,566.00               5.00
  6.001 - 6.500...........................          225                  42,499,833.50              10.64
  6.501 - 7.000...........................          391                  68,883,540.61              17.25
  7.001 - 7.500...........................          449                  72,763,905.66              18.22
  7.501 - 8.000...........................          509                  76,569,690.75              19.17
  8.001 - 8.500...........................          410                  55,847,131.93              13.98
  8.501 - 9.000...........................          255                  33,080,242.92               8.28
  9.001 - 9.500...........................          116                  13,443,286.80               3.37
  9.501 -10.000...........................           44                   4,932,548.73               1.24
 10.001 -10.500...........................           18                   2,281,432.37               0.57
 10.501 -11.000...........................           12                   1,706,214.48               0.43
 11.001 -11.500...........................            4                     478,688.68               0.12
 11.501 -12.000...........................            2                     296,747.55               0.07
 12.001 -12.500...........................            4                     457,331.18               0.11
 12.501 -13.000...........................            1                      65,634.46               0.02
 13.501 -14.000...........................            1                      84,683.29               0.02
                                                  -----             ------------------             ------
  Total...................................        2,568             $   399,378,980.36             100.00%
                                                  =====             ==================             ======

______________
(1) The weighted average Minimum Mortgage Rate as of the Cut-off Date of the adjustable-rate Group I Mortgage Loans described in this table will be approximately 7.496% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
            GROSS MARGINS (%)                MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
            -----------------                --------------      -------------------         ----------------
4.001 -4.500..............................        399             $    57,432,625.18              14.38%
4.501 -5.000..............................          2                     234,321.23               0.06
5.001 -5.500..............................        135                  25,210,254.71               6.31
5.501 -6.000..............................          9                   1,298,786.01               0.33
6.001 -6.500..............................      2,005                 311,787,461.13              78.07
6.501 -7.000..............................          2                     273,079.50               0.07
7.001 -7.500..............................         16                   3,142,452.60               0.79
                                                -----             ------------------             ------
Total.....................................      2,568             $   399,378,980.36             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average Gross Margin as of the Cut-off Date of the adjustable-rate Group I Mortgage Loans described in this table will be approximately 6.150% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
           --------------------              --------------      -------------------         ----------------
August 2005...............................            11             $     1,661,447.95               0.42%
September 2005............................            25                   3,552,035.77               0.89
October 2005..............................            57                   7,898,628.71               1.98
November 2005.............................           661                 100,861,701.30              25.25
December 2005.............................         1,156                 178,930,086.29              44.80
January 2006..............................            28                   3,214,690.00               0.80
July 2006.................................             1                     269,506.57               0.07
September 2006............................             2                     316,627.78               0.08
October 2006..............................            14                   2,373,292.86               0.59
November 2006.............................           199                  33,138,289.12               8.30
December 2006.............................           411                  66,894,624.01              16.75
January 2007..............................             3                     268,050.00               0.07
                                                   -----             ------------------             ------
      Total...............................         2,568             $   399,378,980.36             100.00%
                                                   =====             ==================             ======

______________
(1) The weighted average next Adjustment Date as of the Cut-off Date for the adjustable-rate Group I Mortgage Loans described in this table will be February 2006.



                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
     --------------------------------        --------------      -------------------         ----------------
20.00 or less.............................            1             $        99,426.94               0.02%
20.01 - 25.00.............................            4                     389,462.82               0.07
25.01 - 30.00.............................            2                     154,821.38               0.03
30.01 - 35.00.............................            3                     224,599.39               0.04
35.01 - 40.00.............................           10                   1,321,190.64               0.25
40.01 - 45.00.............................           21                   2,570,904.83               0.48
45.01 - 50.00.............................           17                   2,308,240.85               0.43
50.01 - 55.00.............................           34                   4,691,374.98               0.88
55.01 - 60.00.............................           49                   7,755,260.80               1.46
60.01 - 65.00.............................           96                  14,465,195.86               2.72
65.01 - 70.00.............................          123                  19,205,636.43               3.61
70.01 - 75.00.............................          238                  35,285,768.65               6.63
75.01 - 80.00.............................          487                  77,137,527.39              14.49
80.01 - 85.00.............................          422                  64,229,272.16              12.06
85.01 - 90.00.............................        1,005                 151,575,734.53              28.47
90.01 - 95.00.............................          895                 151,062,411.66              28.37
                                                  -----             ------------------             ------
Total.....................................        3,407             $   532,476,829.31             100.00%
                                                  =====             ==================             ======

______________
(1) The weighted average original loan-to-value ratio as of the Cut-off Date of the Group I Mortgage Loans described in this table will be approximately 85.04%.



                               MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
              -------------                  --------------      -------------------         ----------------
Single Family Detached....................       2,641             $   403,070,613.33              75.7%
Two-to-Four Family........................         293                  56,191,060.46              10.55
Planned Unit Development Detached.........         210                  36,483,973.76               6.85
Condominium...............................         195                  29,140,445.98               5.47
Manufactured Housing/Mobile Home..........          56                   5,601,093.84               1.05
Planned Unit Development Attached.........           7                   1,147,366.98               0.22
Single Family Attached....................           5                     842,274.96               0.16
                                                 -----             ------------------             ------
Total.....................................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
             ----------------                --------------      -------------------         ----------------
Primary...................................       2,970             $   478,425,993.23              89.85%
Non-Owner Occupied........................         413                  50,255,226.55               9.44
Second Home...............................          24                   3,795,609.53               0.71
                                                 -----             ------------------             ------
 Total....................................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.



                                             PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
                 -------                     --------------      -------------------         ----------------
Purchase..................................          971             $   148,826,665.93              27.95%
Refinance-Cashout(1)......................        2,184                 347,260,771.78              65.22
Refinance-Rate Term(2)....................          252                  36,389,391.60               6.83
                                                  -----             ------------------             ------
 Total....................................        3,407             $   532,476,829.31             100.00%
                                                  =====             ==================             ======

______________
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than $2,000 or 2% of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.



             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL         % OF AGGREGATE PRINCIPAL
                                               NUMBER OF      BALANCE OUTSTANDING AS OF     BALANCE OUTSTANDING AS OF
                 LOCATION                   MORTGAGE LOANS        THE CUT-OFF DATE               THE CUT-OFF DATE
                 --------                   --------------        ----------------               ----------------
Alabama...................................        35             $     3,640,038.89                   0.68%
Alaska....................................        10                   1,953,231.30                   0.37
Arizona...................................       180                  21,820,025.80                   4.10
Arkansas..................................         2                     150,908.74                   0.03
California................................       645                 128,859,815.31                  24.20
Colorado..................................        66                  11,839,320.77                   2.22
Connecticut...............................        81                  13,938,326.32                   2.62
Delaware..................................         2                     301,544.11                   0.06
Florida...................................       467                  63,422,662.91                  11.91
Georgia...................................        61                   9,491,606.20                   1.78
Hawaii....................................        15                   3,790,310.43                   0.71
Idaho.....................................         3                     295,129.76                   0.06
Illinois..................................       290                  47,509,887.27                   8.92
Indiana...................................        46                   4,103,652.23                   0.77
Iowa......................................        24                   2,314,920.43                   0.43
Kansas....................................        18                   2,146,937.97                   0.40
Kentucky..................................        21                   1,969,166.05                   0.37
Louisiana.................................        25                   2,819,428.97                   0.53
Maine.....................................         8                   1,202,937.77                   0.23
Maryland..................................        64                  11,372,905.66                   2.14
Massachusetts.............................        47                  10,296,026.46                   1.93
Michigan..................................       132                  14,299,866.24                   2.69
Minnesota.................................        67                  11,186,817.12                   2.10
Mississippi...............................        21                   1,940,728.83                   0.36
Missouri..................................        71                   7,599,976.07                   1.43
Montana...................................         1                     168,908.49                   0.03
Nebraska..................................         1                     145,657.51                   0.03
Nevada....................................        77                  12,689,751.59                   2.38
New Hampshire.............................         3                     438,018.05                   0.08
New Jersey................................        94                  17,403,999.73                   3.27
New Mexico................................        16                   1,932,048.24                   0.36
New York..................................       167                  40,830,369.65                   7.67
North Carolina............................        31                   4,051,222.36                   0.76
Ohio......................................       125                  12,216,924.44                   2.29
Oklahoma..................................        16                   1,838,240.39                   0.35
Oregon....................................        42                   6,363,999.57                   1.20
Pennsylvania..............................        61                   7,646,485.44                   1.44
Rhode Island..............................        35                   5,918,365.71                   1.11
South Carolina............................        13                   1,268,046.10                   0.24
Tennessee.................................        34                   3,861,551.58                   0.73
Texas.....................................       128                  14,179,358.76                   2.66
Utah......................................        58                   8,153,349.25                   1.53
Washington................................        65                  10,560,052.44                   1.98
Wisconsin.................................        37                   4,278,133.24                   0.80
Wyoming...................................         2                     266,175.16                   0.05
                                               -----             ------------------                 ------
      Total:..............................     3,407             $   532,476,829.31                 100.00%
                                               =====             ==================                 ======

______________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans described in this table is approximately 0.30% in the 95206 ZIP Code.


                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
          QUALIFYING FICO SCORE              MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
          ---------------------              --------------      -------------------         ----------------
  500 -524................................         147             $    20,678,292.15               3.88%
  525 -549................................         235                  33,249,916.48               6.24
  550 -574................................         401                  59,527,339.38              11.18
  575 -599................................         417                  63,613,983.69              11.95
  600 -624................................         793                 124,528,994.10              23.39
  625 -649................................         583                  93,472,237.06              17.55
  650 -674................................         384                  63,061,770.29              11.84
  675 -699................................         235                  38,378,191.97               7.21
  700 -724................................          93                  16,277,213.15               3.06
  725 -749................................          78                  12,648,574.39               2.38
  750 -774................................          29                   4,992,910.69               0.94
  775 -799................................          11                   1,971,473.35               0.37
  800 -824................................           1                      75,932.61               0.01
                                                 -----             ------------------             ------
      Total...............................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======

______________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans described in this table that had FICO scores was approximately 618.



                                   INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
           INCOME DOCUMENTATION              MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
           --------------------              --------------      -------------------         ----------------
Full Documentation........................       2,298             $   346,201,298.48              65.02%
Stated Documentation......................         971                 163,177,023.81              30.64
Limited Documentation.....................         138                  23,098,507.02               4.34
                                                 -----             ------------------             ------
Total.....................................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======

______________



                                      RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
            RISK CATEGORY (1)                MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
            -----------------                --------------      -------------------         ----------------
I.........................................       2,316             $   360,498,825.20              67.70%
II........................................         298                  47,978,111.34               9.01
III.......................................         279                  40,405,260.32               7.59
IV........................................         207                  31,684,797.30               5.95
V.........................................          80                  11,063,439.48               2.08
VI........................................          24                   3,113,235.32               0.58
A.........................................         159                  29,746,698.78               5.59
A-........................................          11                   1,904,449.96               0.36
B.........................................           9                   1,507,290.34               0.28
C.........................................           8                   1,877,693.23               0.35
C-........................................          16                   2,697,028.04               0.51
                                                 -----             ------------------             ------
Total.....................................       3,407             $   532,476,829.31             100.00%
                                                 =====             ==================             ======

______________
(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

GROUP II MORTGAGE LOAN STATISTICS

         The Group II Mortgage Loans consist of approximately 606 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $167,523,158, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Closing Date. None of the Group II Mortgage Loans had a first Due
Date prior to September 2003 or after February 2004, or will have a remaining term to stated maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan included in the Mortgage Pool on the Closing Date is January 2034.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                             PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
         OF THE CUT-OFF DATE ($)             MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
         -----------------------             --------------      -------------------         ----------------
 50,000.01 -75,000.00.....................          54             $     3,617,250.02               2.16%
 75,000.01 -100,000.00....................          68                   5,875,225.38               3.51
100,000.01 -125,000.00....................          53                   5,850,661.60               3.49
125,000.01 -150,000.00....................          38                   5,290,045.51               3.16
150,000.01 -175,000.00....................          12                   1,941,906.04               1.16
175,000.01 -200,000.00....................          21                   3,953,813.56               2.36
200,000.01 -225,000.00....................          18                   3,835,380.22               2.29
225,000.01 -250,000.00....................           8                   1,929,295.06               1.15
250,000.01 -275,000.00....................           5                   1,307,481.14               0.78
275,000.01 -300,000.00....................           1                     297,987.22               0.18
300,000.01 -325,000.00....................          10                   3,144,673.11               1.88
325,000.01 -350,000.00....................          69                  23,258,844.59              13.88
350,000.01 -375,000.00....................          45                  16,332,467.11               9.75
375,000.01 -400,000.00....................          41                  16,013,106.19               9.56
400,000.01 -425,000.00....................          46                  18,975,745.69              11.33
425,000.01 -450,000.00....................          48                  21,012,180.29              12.54
450,000.01 -475,000.00....................          25                  11,545,295.92               6.89
475,000.01 -500,000.00....................          29                  14,227,814.97               8.49
500,000.01 -525,000.00....................           3                   1,552,187.81               0.93
525,000.01 -550,000.00....................           2                   1,073,994.79               0.64
550,000.01 -575,000.00....................           2                   1,113,637.09               0.66
575,000.01 -600,000.00....................           2                   1,181,588.62               0.71
600,000.01 -625,000.00....................           1                     609,453.88               0.36
625,000.01 -650,000.00....................           1                     649,423.71               0.39
675,000.01 -700,000.00....................           1                     690,917.08               0.41
725,000.01 -750,000.00....................           3                   2,242,781.83               1.34
                                                   ---             ------------------             ------
     Total................................         606             $   167,523,158.43             100.00%
                                                   ===             ==================             ======

______________
(1) The average principal balance as of the Cut-off Date of the Group II Mortgage Loans described in this table will be approximately $276,441.



                                   MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
        -------------------------            --------------      -------------------         ----------------
 5.000 - 5.999............................         50             $    19,567,238.30              11.68%
 6.000 - 6.999............................        177                  61,805,979.53              36.89
 7.000 - 7.999............................        166                  49,649,447.10              29.64
 8.000 - 8.999............................        132                  25,052,129.14              14.95
 9.000 - 9.999............................         67                   8,964,693.44               5.35
10.000 -10.999............................          9                   1,462,722.96               0.87
11.000 -11.999............................          2                     471,663.17               0.28
12.000 -12.999............................          2                     428,939.78               0.26
13.000 -13.999............................          1                     120,345.01               0.07
                                                  ---             ------------------             ------
 Total....................................        606             $   167,523,158.43             100.00%
                                                  ===             ==================             ======

______________
(1) The weighted average current Mortgage Rate as of the Cut-off Date of the Group II Mortgage Loans described in this table will be approximately 7.218% per annum.



                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
        -------------------------            --------------      -------------------         ----------------
11.001 -11.500............................            5             $    1,961,533.09               2.17%
11.501 -12.000............................           18                  7,385,443.48               8.16
12.001 -12.500............................           40                 16,469,532.41              18.19
12.501 -13.000............................           45                 18,269,864.90              20.18
13.001 -13.500............................           43                 17,677,313.60              19.53
13.501 -14.000............................           35                 14,229,995.45              15.72
14.001 -14.500............................           19                  7,866,241.46               8.69
14.501 -15.000............................            7                  2,948,520.91               3.26
15.001 -15.500............................            4                  1,724,604.80               1.91
15.501 -16.000............................            1                    468,526.62               0.52
16.001 -16.500............................            1                    409,639.58               0.45
16.501 -17.000............................            1                    367,364.61               0.41
17.001 -17.500............................            1                    399,739.23               0.44
18.001 -18.500............................            1                    344,960.11               0.38
                                                    ---             -----------------             ------
       Total..............................          221             $   90,523,280.25             100.00%
                                                    ===             =================             ======

______________
(1) The weighted average Maximum Mortgage Rate as of the Cut-off Date of the adjustable-rate Group II Mortgage Loans described in this table will be approximately 13.176% per annum.



                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
        -------------------------            --------------      -------------------         ----------------
 5.001 - 5.500............................           5             $    1,961,533.09               2.17%
 5.501 - 6.000............................          18                  7,385,443.48               8.16
 6.001 - 6.500............................          40                 16,469,532.41              18.19
 6.501 - 7.000............................          45                 18,269,864.90              20.18
 7.001 - 7.500............................          43                 17,677,313.60              19.53
 7.501 - 8.000............................          35                 14,229,995.45              15.72
 8.001 - 8.500............................          19                  7,866,241.46               8.69
 8.501 - 9.000............................           7                  2,948,520.91               3.26
 9.001 - 9.500............................           4                  1,724,604.80               1.91
 9.501 -10.000............................           1                    468,526.62               0.52
10.001 -10.500............................           1                    409,639.58               0.45
10.501 -11.000............................           1                    367,364.61               0.41
11.001 -11.500............................           1                    399,739.23               0.44
12.001 -12.500............................           1                    344,960.11               0.38
                                                   ---             -----------------             ------
       Total..............................         221             $   90,523,280.25             100.00%
                                                   ===             =================             ======

______________
(1) The weighted average Minimum Mortgage Rate as of the Cut-off Date of the adjustable-rate Group II Mortgage Loans described in this table will be approximately 7.176% per annum.



                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
            GROSS MARGINS (%)                MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
            -----------------                --------------      -------------------         ----------------
 4.001 - 4.500............................         25             $    9,808,164.41              10.83%
 5.001 - 5.500............................         15                  5,646,786.30               6.24
 5.501 - 6.000............................          2                    889,221.76               0.98
 6.001 - 6.500............................        177                 73,369,729.03              81.05
 6.501 - 7.000............................          1                    392,661.40               0.43
 7.001 - 7.500............................          1                    416,717.35               0.46
                                                  ---             -----------------             ------
       Total..............................        221             $   90,523,280.25             100.00%
                                                  ===             =================             ======

______________
(1) The weighted average Gross Margin as of the Cut-off Date of the adjustable-rate Group II Mortgage Loans described in this table will be approximately 6.219% per annum.




                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
           --------------------              --------------      -------------------         ----------------
August 2005...............................          3             $    1,108,914.12               1.23%
September 2005............................          3                  1,352,258.21               1.49
October 2005..............................          7                  2,856,795.05               3.16
November 2005.............................         67                 27,891,557.68              30.81
December 2005.............................         76                 30,409,991.78              33.59
January 2006..............................          1                    430,000.00               0.48
September 2006............................          2                    819,260.20               0.91
October 2006..............................          2                    785,419.21               0.87
November 2006.............................         17                  6,885,619.31               7.61
December 2006.............................         43                 17,983,464.69              19.87
                                                  ---             -----------------             ------
       Total..............................        221             $   90,523,280.25             100.00%
                                                  ===             =================             ======

______________
(1) The weighted average next Adjustment Date as of the Cut-off Date for the adjustable-rate Group II Mortgage Loans described in this table will be February 2006.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)



                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
     --------------------------------        --------------      -------------------         ----------------
25.01  -  30.00...........................          1             $        69,928.64               0.04%
30.01  -  35.00...........................          1                     149,797.22               0.09
35.01  -  40.00...........................          2                     209,647.41               0.13
40.01  -  45.00...........................          6                     923,266.92               0.55
45.01  -  50.00...........................          4                     687,135.61               0.41
50.01  -  55.00...........................          9                   1,957,478.27               1.17
55.01  -  60.00...........................         23                   5,102,093.04               3.05
60.01  -  65.00...........................         30                   7,376,601.18               4.40
65.01  -  70.00...........................         34                   8,963,845.66               5.35
70.01  -  75.00...........................         64                  16,762,624.90              10.01
75.01  -  80.00...........................        122                  32,145,127.13              19.19
80.01  -  85.00...........................         87                  20,732,843.02              12.38
85.01  -  90.00...........................        145                  44,851,231.39              26.77
90.01  -  95.00...........................         78                  27,591,538.04              16.47
                                                  ---             ------------------             ------
 Total....................................        606             $   167,523,158.43             100.00%
                                                  ===             ==================             ======

______________
(1) The weighted average original loan-to-value ratio as of the Cut-off Date of the Group II Mortgage Loans described in this table will be approximately 81.89%.




                               MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
              -------------                  --------------      -------------------         ----------------
Single Family Detached....................         480             $   130,934,822.34              78.16%
Planned Unit Development Detached.........          50                  15,570,866.77               9.29
Two-to-Four Family........................          42                  13,372,335.75               7.98
Condominium...............................          20                   5,455,355.59               3.26
Manufactured Housing / Mobile Home........          10                   1,186,854.54               0.71
Planned Unit Development Attached.........           4                   1,002,923.44               0.60
                                                   ---             ------------------             ------
 Total....................................         606             $   167,523,158.43             100.00%
                                                   ===             ==================             ======



                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
             ----------------                --------------      -------------------         ----------------
Primary...................................        577             $   161,064,736.12              96.14%
Non-Owner Occupied........................         27                   5,856,874.24               3.50
Second Home...............................          2                     601,548.07               0.36
                                                  ---             ------------------             ------
 Total....................................        606             $   167,523,158.43             100.00%
                                                  ===             ==================             ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.




                                        PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
                 -------                     --------------      -------------------         ----------------
Purchase..................................        115             $    39,390,706.25              23.51%
Refinance-Cashout(1)......................        450                 118,496,157.54              70.73
Refinance-Rate Term(2)....................         41                   9,636,294.64               5.75
                                                  ---             ------------------             ------
 Total....................................        606             $   167,523,158.43             100.00%
                                                  ===             ==================             ======

______________
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than $2,000 or 2% of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.



          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
                 --------                    --------------      -------------------         ----------------
Alaska....................................          1             $       120,345.01               0.07%
Alabama...................................          4                     269,866.20               0.16
Arizona...................................         12                   2,830,768.01               1.69
California................................        199                  71,727,772.07              42.82
Colorado..................................         10                   3,282,920.16               1.96
Connecticut...............................         14                   4,301,714.56               2.57
Delaware..................................          1                     444,544.14               0.27
Florida...................................         67                  13,703,683.20               8.18
Georgia...................................          4                   1,021,018.09               0.61
Hawaii....................................          2                     825,131.51               0.49
Illinois..................................         22                   4,719,210.08               2.82
Indiana...................................          3                     299,425.18               0.18
Kentucky..................................          1                      69,766.16               0.04
Louisiana.................................          5                     375,760.60               0.22
Maine.....................................          1                     123,465.86               0.07
Maryland..................................         21                   6,198,215.65               3.70
Massachusetts.............................         11                   3,776,583.85               2.25
Michigan..................................         10                   1,179,244.44               0.70
Minnesota.................................          4                     939,099.98               0.56
Mississippi...............................          2                     131,741.60               0.08
Missouri..................................          2                     171,114.99               0.10
Nevada....................................         10                   2,637,997.62               1.57
New Hampshire.............................          2                     433,986.77               0.26
New Jersey................................         28                   9,243,314.16               5.52
New York..................................         63                  22,871,193.67              13.65
North Carolina............................          2                     463,548.49               0.28
Ohio......................................         32                   2,671,386.39               1.59
Oklahoma..................................          5                     751,522.62               0.45
Oregon....................................          1                     174,891.78               0.10
Pennsylvania..............................          7                     968,251.39               0.58
Rhode Island..............................          5                     908,433.87               0.54
South Carolina............................          3                     272,557.71               0.16
Tennessee.................................          7                     866,375.10               0.52
Texas.....................................         32                   5,046,895.70               3.01
Utah......................................          2                     364,712.62               0.22
Vermont...................................          1                     107,824.16               0.06
Washington................................          7                   2,260,258.47               1.35
Wisconsin.................................          2                     811,115.04               0.48
Wyoming...................................          1                     157,501.53               0.09
                                                  ---             ------------------             ------
       Total:.............................        606             $   167,523,158.43             100.00%
                                                  ===             ==================             ======

______________
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans described in this table is approximately 0.95% in the 95122 ZIP Code.



                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
          QUALIFYING FICO SCORE              MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
          ---------------------              --------------      -------------------         ----------------
 500-524..................................         43             $     6,853,249.37               4.09%
 525-549..................................         73                  13,107,691.04               7.82
 550-574..................................        148                  25,481,220.51              15.21
 575-599..................................        105                  24,991,179.08              14.92
 600-624..................................         71                  28,915,343.96              17.26
 625-649..................................         62                  24,618,844.23              14.70
 650-674..................................         47                  19,426,260.69              11.60
 675-699..................................         23                  10,056,893.60               6.00
 700-724..................................         11                   4,480,446.00               2.67
 725-749..................................          9                   3,479,576.43               2.08
 750-774..................................          8                   3,583,079.28               2.14
 775-799..................................          6                   2,529,374.24               1.51
                                                  ---             ------------------             ------
     Total................................        606             $   167,523,158.43             100.00%
                                                  ===             ==================             ======

______________
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans described in this table that had FICO scores was approximately 615.




                                INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
           INCOME DOCUMENTATION              MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
           --------------------              --------------      -------------------         ----------------
Full Documentation........................         414             $    99,716,565.45              59.52%
Stated Documentation......................         173                  62,005,580.16              37.01
Limited Documentation.....................          19                   5,801,012.82               3.46
                                                   ---             ------------------             ------
     Total................................         606             $   167,523,158.43             100.00%
                                                   ===             ==================             ======

______________


                                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS


                                                                 AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       BALANCE OUTSTANDING AS    BALANCE OUTSTANDING AS OF
             RISK CATEGORY(1)                MORTGAGE LOANS      OF THE CUT-OFF DATE         THE CUT-OFF DATE
             ----------------                --------------      -------------------         ----------------
I.........................................         381             $   113,147,078.06              67.54%
II........................................          58                  15,462,982.14               9.23
III.......................................          56                  11,252,775.09               6.72
IV........................................          36                   8,630,792.69               5.15
V.........................................          33                   7,361,094.81               4.39
VI........................................           8                   1,874,989.99               1.12
A.........................................          21                   6,260,160.07               3.74
A-........................................           5                     978,504.82               0.58
B.........................................           3                     574,671.26               0.34
C.........................................           1                     264,822.19               0.16
C-........................................           4                   1,715,287.31               1.02
                                                   ---             ------------------             ------
     Total................................         606             $   167,523,158.43             100.00%
                                                   ===             ==================             ======

______________
(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.